FIST1 P-2 12/13

SUPPLEMENT DATED DECEMBER 20, 2013

TO THE PROSPECTUS DATED MARCH 1, 2013 OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Real Return Fund, Franklin Total Return Fund)

The Board of Trustees recently approved a proposal to reorganize Franklin Limited Maturity U.S. Government Securities Fund (Limited Maturity Fund), a series of Franklin Investors Securities Trust, with and into Franklin Adjustable U.S. Government Securities Fund (Adjustable U.S. Government Fund).

It is anticipated that in the first quarter of 2014 shareholders of the Limited Maturity Fund will receive a Proxy and Proxy Statement/Prospectus requesting their votes on the reorganization. If approved by Limited Maturity Fund shareholders, the transaction is currently expected to be completed in June 2014.

At the close of market on January 22, 2014, the Limited Maturity Fund will be closed to all new investors with the exception of: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on January 22, 2014, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on January 22, 2014.  The Limited Maturity Fund will not accept any additional purchases after the close of market on June 11, 2014.  The Limited Maturity Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference.